UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
May 4, 2021

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.

001-01245	WISCONSIN ELECTRIC POWER COMPANY	39-0476280
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 1331
Milwaukee, WI 53201
(414) 221-2345

333-252252-01	WEPCO ENVIRONMENTAL TRUST FINANCE I, LLC	86-1294212
(A Delaware limited liability company)
c/o Wisconsin Electric Power Company
231 West Michigan Street
P.O. Box 1331
Milwaukee, WI 53201

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS.

On May 4, 2021, Wisconsin Electric Power Company and WEPCo Environmental Trust Finance I, LLC (the “Issuing Entity”) entered into an Underwriting Agreement with Barclays Capital Inc., as representative of the underwriters party thereto, covering the purchase and sale of $118,814,000 aggregate principal amount of Environmental Trust Bonds, Series 2021 (the “ETBs”), to be issued by the Issuing Entity pursuant to an Indenture and Series Supplement, each to be dated May 12, 2021. The ETBs were offered pursuant to a prospectus dated May 4, 2021. In connection with the issuance of the ETBs, Wisconsin Electric Power Company and the Issuing Entity also expect to enter into the other agreements listed below in Item 9.01, which together with the Underwriting Agreement are attached hereto as exhibits and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

1.1	Underwriting Agreement, dated May 4, 2021, among Wisconsin Electric Power Company, WEPCo Environmental Trust Finance I, LLC and Barclays Capital Inc. as representative for the underwriters party thereto

4.1	Indenture, to be dated May 12, 2021, between WEPCo Environmental Trust Finance I, LLC and the Indenture Trustee (including a form of ETB)

4.2	Series Supplement, to be dated May 12, 2021, between WEPCo Environmental Trust Finance I, LLC and the Indenture Trustee.

10.1	Environmental Control Property Purchase and Sale Agreement, to be dated May 12, 2021, by and between Wisconsin Electric Power Company and WEPCo Environmental Trust Finance I, LLC

10.2	Environmental Control Property Servicing Agreement, to be dated May 12, 2021, by and between Wisconsin Electric Power Company and WEPCo Environmental Trust Finance I, LLC

10.3	Administrative Agreement, to be dated May 12, 2021, by and between Wisconsin Electric Power Company and WEPCo Environmental Trust Finance I, LLC

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISCONSIN ELECTRIC POWER COMPANY

Date: May 6, 2021	/s/ William J. Guc
William J. Guc, Vice President, Controller and Assistant Corporate Secretary

WEPCO ENVIRONMENTAL TRUST FINANCE I, LLC

Date: May 6, 2021	/ s/ William J. Guc
William J. Guc, Vice President, Controller and Assistant Secretary